Exhibit 99.1

Company Overview January 13th, 2011 13th Annual Needham Growth Conference

2 2 Disclosure Safe Harbor During the course of this presentation, the company will make forward- looking statements subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, fluctuations in quarterly and annual operating results, the volatility and cyclicality of various industries that the company serves and other risks described in TTM's most recent SEC filings. The company assumes no obligation to update the information provided in this presentation. The company also will present non-GAAP financial information in this presentation. For a reconciliation of TTM's non-GAAP financial information to the equivalent measures under GAAP, please refer to the company's press release, which was filed with the SEC and which is posted on TTM's website.

3 3 Company Overview Industry & Market Overview Future Plans & Strategies Financial Overview Table of Contents

4 4 Company Overview

5 Global Leader in PCB Manufacturing Top 5 global PCB manufacturer - $1.4 billion in revenue 15 specialized factories located in U.S. and China Over 17,000 employees worldwide Focused on advanced technology products Total customer solution: prototype through production Technology development coordinated with customers' needs Diversified customer base in growth markets 5

6 Q3 2010 Highlights Sales $357.8 million Gross margin: 22.5% GAAP net income: $29.1 million - $0.36 per diluted share* Non-GAAP net income: $35.0 million - $0.43 per diluted share The combination with Meadville was highly accretive to GAAP earnings, adding $0.15 per diluted share 6 *Included a foreign exchange gain and tax true-up that contributed $0.04 per diluted share.

7 7 TTM Revenue History 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Sales 79 106 204 129 89 180 241 240 369 669 681 583 1365 ($ in Millions) Acquisition Power Circuits (7/14/99) Acquisition Advanced Circuits (12/26/02) Acquisition Tyco PCG (10/27/06) Acquisition Asia Pacific (4/9/2010) (Pro Forma Est.)

8 8 Specialized Facilities Provide Optimal Growth Integrated manufacturing platform enables TTM to execute a global facility specialization strategy Focused Assembly 8 Shanghai, China 1 Stafford, CT 3 San Diego, CA Aerospace/Defense 5 High Tech/Quick-Turn/High Mix 4 Chippewa Falls, WI 2 Santa Clara, CA Santa Ana, CA 6 Logan, UT 9 Stafford Springs, CT China Volume Production TTM - Asia Pacific 10 Dongguan - DMC 11 Dongguan - SYE 12 Guangzhou - GME 13 Shanghai - SME 14 Suzhou - MAS Substrate 15 Shanghai - SMST TTM - North America 7 Hong Kong - OPCM 8 7 12 13 10 11 14 15 1 9 2 5 3 4 6 United States

9 Global Ranking Top 10 World PCB Makers Represents approximately 29% of 2009 total world PCB output ($ in Millions) Key supplier in rapidly growing touch screen tablet market Expanding position in smart phones Core Supplier to wide range of high-end networking products addressing increasing bandwidth demands Executing advanced technology strategy Leading Position in Growing Market Segments

10 10 Industry & Market Overview

11 Source: N.T. Information Ltd. Q2 2010 Better than expected pick up in 2010 for all major regions North American returns to growth following '08 - '09 decline 49% of the world production will be generated from the Greater China region by 2011 China will continue to gain share in the world PCB production World PCB Outlook Source: BPA Consulting, Feb 2010 2010 PCB Demand by End Market

Topwise A E 12 12 Diversified End Market & Customer Base Q3 2010 Sales Selected Customers by End Market 17% 21% 9% 36% 6% 11% Aerospace & Defense Cellular Phone Computing, Storage & Peripherals Medical / Industrial / Instrument Networking & Communication Other (includes Consumer)

13 13 Future Plans & Strategies

14 14 Positioned for Revolutionary Growth Specialized Semiconductor Technology Proliferation of "Converged Mobile Devices" Explosion of Network Applications & Cloud Computing Consumer Aerospace & Defense Business Medical Demand for advanced Printed Circuit Board Technology Expansion in Communication, Networking & Storage Infrastructure

15 15 Advanced Technology, Value Added Strategy Advanced Technology & Service Excellence Early involvement engineering support Prototype / QTA Pilot orders Low volume / High mix (NA) Medium volume / Ramp (AP) High technology Volume production (AP) Product Launch/ Ramp NPI R&D Maturity Non Commodity Commodity High volume - stable High mix / low volume

16 16 Serving Advanced Technology Markets Low Medium High Volume Standard Advanced Low Technology NA Aerospace Consumer Electronics / Cell Phones Office Automation Automotive AP Commercial Aerospace Higher-end Computing & Networking Smart Phones / High-end Consumer / Touch Screen Tablet PC Defense Servers / High-end Networking / Medical Instruments General Asia Pacific Supplier Focus TTM Asia Pacific Focus TTM North America Focus

17 Growth Driver - Asia Pacific 17 Seasonality in first quarter Launch of touchpad tablets in Q2 2010 Growing demand for smart phones Continued demand for increased bandwidth Transitioning to more advanced HDI applications Gross Sales ($ in millions USD)

Technology & ASP 18 ASP HDI Technology USD

19 19 Strategic Growth Objectives Invest in advanced technology Focus on the early stages of the product life cycle Leverage our leadership position and global footprint Service customers in growth end markets Customer-driven culture

20 20 Financial Overview

21 21 Consolidated Income Statement - Q3 Actual Asia Pacific acquisition accretive to Q3 earnings by $0.15

22 22 Target Model * On January 13, 2011, we issued a press release updating our fourth quarter 2010 financial guidance previously included in our third quarter 2010 earnings press release.

23 23 23 Balance Sheet

24 24 24 Cash Flow

25 25 Investment Highlights Market leader in advanced technology PCBs Strong track record of operating performance Increasing margin profile Highly efficient operations and low cost structure Healthy balance sheet Solid cash flow funding growth

26 26 Appendix

27 27 27 Appendix

28 IR Contacts Asia Pacific Audrey Sim VP, Investor Relations & Business Development Email: audrey.sim@meadvillegroup.com North America Steve Richards CFO & Investor Relations Email: steve.richards@ttmtech.com